                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1999

                       DELAWARE GROUP ADVISER FUNDS, INC.
                                U.S. GROWTH FUND
                              OVERSEAS EQUITY FUND
                                NEW PACIFIC FUND

                               1818 Market Street
                             Philadelphia, PA 19103

                           For more information about
                           the Institutional Classes:
                                  800-510-4015

                 For Prospectus, Performance and Information on
                  Existing Accounts of Class A Shares, Class B
                           Shares and Class C Shares:
                             Nationwide 800-523-1918

                                Dealer Services:
                  (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group Adviser Funds, Inc. ("Adviser Funds, Inc.") is a professionally-managed mutual fund of the series type which currently offers three series of shares: U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund (individually, a "Fund", and collectively, the "Funds").

         Each Fund of Adviser Funds, Inc. offers three retail classes: Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). Each Fund also offers an institutional class: (collectively, the "Institutional Classes"). Each class may be referred to individually as a "Class" and collectively as the "Classes."


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Fund Classes dated March 1, 1999 and the current Prospectuses for the Institutional Classes dated March 1, 1999, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

TABLE OF CONTENTS

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Cover Page
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Investment Restrictions and Policies
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Performance Information
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Trading Practices and Brokerage
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Purchasing Shares
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Investment Plans
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Determining Offering Price and Net Asset Value
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Redemption and Exchange
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Dividends, Distributions and Taxes
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Investment Management Agreements
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Officers and Directors
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General Information
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Appendix A--Description of Ratings
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Appendix B--Investment Objectives of the Other Funds in the
   Delaware Investments Family
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Financial Statements
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INVESTMENT RESTRICTIONS AND POLICIES

         The Prospectuses discuss the Funds' investment objectives and the policies followed to achieve those objectives. The following discussion supplements the description of the Funds' investment objectives and policies in the Prospectuses.


Lower-Rated Debt Securities
         U.S. Growth Fund may purchase securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Group ("S&P"). These securities are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings in this Part B.


         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the Manager's and/or sub-adviser's research and credit analysis is an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Manager and/or sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager's and/or sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage-Backed Securities
         Each Fund may invest in mortgage-related securities including those representing an undivided ownership interest in a pool of mortgages.

         Government National Mortgage Association Certificates. Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

         Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately nine and 12 years.

         FNMA and FHLMC Mortgage-Backed Obligations. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

         As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

Foreign Investments
         Overseas Equity Fund and New Pacific Fund may invest substantially all of their assets in foreign investments, and U.S. Growth Fund may invest 20% of its assets in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager or sub-adviser will be able to anticipate or counter these potential events.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Mortgage Dollar Rolls
         Each Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. The Fund will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Options on Foreign and U.S. Currencies and Securities
         The Funds may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as a Fund is obligated as a writer. A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its fund. A call option is also covered if a Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S.

exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Options on Stock Indices
         Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Fund will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

         If a Fund has written an option on an industry or market segment index, it will so segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

         If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral, cash, U.S. government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with the Custodian, it will not be subject to the requirements described in this paragraph.

         Risks of Options on Stock Indices. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Funds' policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

         Special Risks of Writing Calls on Stock Indices. Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

         When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Over-the-Counter Options and Illiquid Securities. As indicated in the Prospectuses, each Fund may deal in over-the-counter ("OTC") options. The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Funds, the Manager, and the sub-advisers disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectuses, the Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of each Fund's portfolio.

         As part of these procedures the Funds will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors of Adviser Funds, Inc. and the Manager and/or sub-advisers believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Funds. The Funds anticipate entering into written agreements with those dealers to whom the Funds may sell OTC options, pursuant to which the Funds would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. A Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's total assets. OTC options on securities other than U.S. government securities may not be within the scope of such letters and, accordingly, the amount invested by a Fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. government securities will be treated as illiquid and subject to the 10% limitation on the Fund's net assets that may be invested in illiquid securities. See Illiquid Securities, below.

Futures Contracts and Options Thereon
         A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

         Each Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Fund or which the Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Additionally, the Funds may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in a Fund's portfolio securities alone.

         Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Fund's Manager or sub-adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

         Although certain Funds will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

         Foreign Currency Transactions. U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Forward Foreign Currency Exchange Contracts
         The Funds' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Manager and/or applicable sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

         The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by these Funds.

         In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Manager and/or sub-advisers expect to enter into settlement hedges in the normal course of managing the Funds' foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager and/or sub-adviser.

         The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Manager's and/or sub-advisers' skill in analyzing and predicting currency values. Forward contracts may substantially change the Funds' investment exposure to changes in currency exchange rates, and could result in losses to the Funds if currencies do not perform as the Manager and/or sub-advisers anticipate. For example, if a currency's value rose at a time when the Manager and/or applicable sub-adviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Manager and/or applicable sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager and/or sub-adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Manager's and/or sub-advisers' use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Currency Options
         U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion
         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to U.S. Growth Fund, Overseas Equity Fund or New Pacific Fund at one rate, while offering a lesser rate of exchange should those Funds desire to resell that currency to the dealer.

Combined Transactions
         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager and/or sub-adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager's and/or sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager and/or sub-adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Lending of Portfolio Securities
         As discussed in the Prospectuses, each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of a Fund's total assets. A Fund may not lend its portfolio securities to Lincoln National Corporation or its affiliates unless it has applied for and received specific authority from the SEC. Loans of securities by the Funds will be collateralized by cash, letters of credit or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Lincoln National Corporation, and which is acting as a "finder."

         In lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

When-Issued Securities
         As discussed in the Prospectuses, the Funds may purchase securities on a "when-issued" basis. When a Fund agrees to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Fund intends to purchase "when-issued" securities for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Manager or sub-adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Money Market Instruments
         Each Fund may invest for defensive purposes in corporate government bonds and notes and money market instruments. Money market instruments in which the Funds may invest include U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations
         Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

         Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

         Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager and/or sub-advisers will carefully evaluate such investments on a case-by-case basis.

         Savings and loan associations whose CDs may be purchased by the Funds are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Reverse Repurchase Agreements
         All Funds are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, each Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         Each Fund may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Funds; accordingly, each Fund will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. The Funds will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Repurchase Agreements
         While the Funds are permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

         The funds available from Delaware Investments have obtained an exemption (the "Order") from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Funds, if any, would be the difference between the repurchase price and the market value of the security. A Fund will limit its investments in repurchase agreements to those which the Manager and/or sub-adviser, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Illiquid Securities
         Each Fund may invest no more than 10% of the value of its net assets in illiquid securities.

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds.

         While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. A Fund will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager and/or sub-adviser, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P and Moody's used in this paragraph, see the Prospectuses. The Fund may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Municipal Securities
         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934 (the "1934 Act").

INVESTMENT RESTRICTIONS

         Each Fund has adopted policies and investment restrictions. The investment restrictions numbered 1 through 9 may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of: (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. Investment restrictions numbered 10 through 12 may be changed by the vote of a majority of the Board of Directors.

         Each Fund normally may not:

         1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's assets (determined at the time of investment) would then be invested in securities of a single issuer;

         2. Purchase any securities (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

         3. Buy or sell real estate, interests in real estate or commodities or commodity contracts; however, each Fund may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

         4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause Adviser Funds, Inc. to be considered an underwriter as that term is defined under the 1933 Act, as amended;

         5. Make loans in an aggregate amount in excess of one-third of a Fund's total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

         6. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales;

         7. Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund's assets, and except that Funds may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets;

         8. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that each of the Funds may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

         9. Make investments for the purpose of exercising control or management;

         10. Invest in securities of any issuer if, to the knowledge of Adviser Funds, Inc., any officer or director of the Adviser Funds, Inc. or the Manager or any sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

         11. Purchase any security if as a result a Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old; or

         12. Purchase illiquid securities or other securities that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities.

         In order to comply with certain state "blue sky" restrictions, each Fund will not as a matter of operating policy:

         1. Invest in oil, gas and mineral leases or programs;

         2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the net assets of Adviser Funds, Inc. (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

         3. In connection with investment restriction number eight above, invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

         4. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

PERFORMANCE INFORMATION

         From time to time, each Fund may state total return for its Classes in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average compounded rate of return information of each Class over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                             n
                                                       P(1+T)  = ERV

         Where:      P   =    a hypothetical initial purchase order of $1,000
                              from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                     T   =    average annual total return;

                     n   =    number of years;

                   ERV   =    redeemable value of the hypothetical
                              $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.


         The average annual total return quotations through October 31, 1998 are shown below for each Class and are computed as described above. Returns for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares; returns for Class A Shares at net asset value
(NAV) does not reflect the payment of any front-end sales charge. Returns for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed on October 31, 1998; returns for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed on October 31, 1998 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

Average Annual Total Return(1)

===================================================================================================================================
                 Class A (2)(3)    Class A (2)       Class B          Class B          Class C         Class C        Institutional
U.S.             at offer           at NAV           including        excluding        including       excluding      Class
Growth           (Inception        (Inception        CDSC             CDSC (4)         CDSC            CDSC           (Inception
Fund             12/3/93)          12/3/93)          (Inception       (Inception       (Inception      (Inception     2/3/94)
                                                     3/29/94)         3/29/94)         5/23/94)        5/23/94)
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98            4.14%            10.52%           6.25%              9.62%           9.35%           10.04%        10.80%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98           15.53%            17.84%          16.33%             16.98%          17.11%           17.11%        18.18%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund       14.19%            15.58%          15.69%             15.95%          17.71%           17.71%        15.26%
===================================================================================================================================

===================================================================================================================================
Overseas         Class A (2)(3)    Class A (2)       Class B         Class B         Class C          Class C         Institutional
Equity Fund      at offer           at NAV           including       excluding       including        excluding       Class
                 (Inception        (Inception        CDSC            CDSC (4)        CDSC             CDSC            (Inception
                 12/3/93)          12/3/93)          (Inception      (Inception      (Inception       (Inception      2/3/94)
                                                     3/29/94)        3/29/94)        5/10/94)         5/10/94)
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98          -17.93%           -12.95%           -17.14%         -13.66%         -14.36%          -13.67%         -12.82%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98           -1.28%             0.71%            -0.80%          -0.04%          -0.80%           -0.80%           0.54%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund        1.98%             3.22%             1.24%           1.58%           1.63%            1.63%           2.31%
===================================================================================================================================

===================================================================================================================================
New Pacific      Class A (2)(3)    Class A (2)      Class B          Class B          Class C          Class C        Institutional
Fund             at offer           at NAV          including        excluding        including        excluding      Class
                 (Inception        (Inception       CDSC             CDSC (4)         CDSC             CDSC           (Inception
                 12/3/93)          12/3/93)         (Inception       (Inception       (Inception       (Inception     2/3/94)
                                                    3/29/94)         3/29/94)         7/7/94)          7/7/94)
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98         -40.51%           -36.85%           -40.17%          -37.05%         -37.80%          -37.18%        -36.39%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98         -20.20%           -18.61%           -19.88%          -19.08%         -19.16%          -19.16%        -18.16%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund     -14.75%            13.71%           -14.67%          -14.32%         -15.60%          -15.60%        -15.70%
===================================================================================================================================

(1) The Manager has committed to waive a portion of its annual compensation or pay expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or payments, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 reflect the lower 12b-1 fee rate.
(3) Effective November 2, 1998, the maximum front-end sales charge was increased from 4.75% to 5.75%. The above performance figures are calculated using 5.75% as the applicable sales charge for all time periods.
(4) Effective November 2, 1998, the CDSC schedule for Class B Shares is as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase;
     (iv) 2% if shares are redeemed during the fifth year following purchase;
     (v) 1% if shares are redeemed during the sixth year following purchase; and
     (vi) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.


         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class through October 31, 1998. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded.


         The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

Cumulative Total Return(1)

=================================================================================================================================
U.S. Growth           Class A (2)(3)      Class B             Class B           Class C          Class C          Institutional
Fund                  at offer            including CDSC      excluding         including        excluding        Class
                      (Inception          (Inception          CDSC (4)          CDSC             CDSC             (Inception
                      12/3/93)            3/29/94)            (Inception        (Inception       (Inception       2/3/94)
                                                              3/29/94)          5/23/94)         5/23/94)
---------------------------------------------------------------------------------------------------------------------------------
3 months ended
10/31/98                -12.69%            -12.21%             -7.59%            -3.22%           -7.29%           -7.34%
---------------------------------------------------------------------------------------------------------------------------------
6 months ended
10/31/98                -14.19%(5)         -13.88%             -9.35%            -9.91%           -9.00%           -8.84%
---------------------------------------------------------------------------------------------------------------------------------
9 months ended
10/31/98                 -0.86%             -0.42%             -4.58%             3.97%           -4.97%            5.48%
---------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98                  4.14%              6.25%              9.62%             9.35%           10.04%           10.80%
---------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98                 54.22%             57.42%             60.08%            60.61%           60.61%           65.04%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund             91.91%             95.38%             97.38%           106.38%          106.38%           96.10%
=================================================================================================================================

================================================================================================================================
Overseas Equity       Class A (2)(3)      Class B             Class B           Class C          Class C          Institutional
Fund                  at offer            including CDSC      excluding         including        excluding        Class
                      (Inception          (Inception          CDSC (4)          CDSC             CDSC             (Inception
                      12/3/93)            3/29/94)            (Inception        (Inception       (Inception       2/3/94)
                                                              3/29/94)          5/10/94)         5/10/94)
--------------------------------------------------------------------------------------------------------------------------------
3 months ended
10/31/98                 -13.36%            -12.82%            -8.23%            -9.24%           -8.32%           -8.03%
--------------------------------------------------------------------------------------------------------------------------------
6 months ended
10/31/98              -20.80%(5)            -20.54%           -16.35%           -17.26%          -16.42%          -15.99%
--------------------------------------------------------------------------------------------------------------------------------
9 months ended
10/31/98                 -12.77%            -12.62%            -8.02%            -9.03%           -8.11%           -7.37%
--------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98                 -17.93%            -17.14%           -13.66%           -14.36%          -13.67%          -12.82%
--------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98                  -3.78%             -2.37%            -0.12%            -0.24%           -0.24%            1.64%
--------------------------------------------------------------------------------------------------------------------------------
Life of Fund              10.13%              5.85%             7.45%             7.50%            7.50%           11.45%
================================================================================================================================
================================================================================================================================
New Pacific Fund      Class A (2)(3)      Class B             Class B           Class C          Class C          Institutional
                      at offer            including CDSC      excluding         including        excluding        Class
                      (Inception          (Inception          CDSC (4)          CDSC             CDSC             (Inception
                      12/3/93)            3/29/94)            (Inception        (Inception       (Inception       2/3/94)
                                                              3/29/94)          7/7/94)          7/7/94)
--------------------------------------------------------------------------------------------------------------------------------
3 months ended
10/31/98                  -6.91%            -6.21%             -1.27%            -2.29%           -1.30%           -1.06%
--------------------------------------------------------------------------------------------------------------------------------
6 months ended
10/31/98              -27.65%(5)            27.19%            -23.36%           -24.17%          -23.40%          -22.99%
--------------------------------------------------------------------------------------------------------------------------------
9 months ended
10/31/98                 -20.01%            25.60%            -21.68%           -22.47%           -21.69          -21.04%
--------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98                 -40.51%           -40.17%            -37.05%           -37.80%          -37.18%          -36.39%
--------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98                 -49.18%           -48.56%            -47.01%           -47.18%          -47.18%          -45.19%
--------------------------------------------------------------------------------------------------------------------------------
Life of Fund             -54.33%           -51.76%            -14.32%           -51.94%          -51.94%          -55.52%
================================================================================================================================

(1) The Manager has committed to waive a portion of its annual compensation or pay expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or payments, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 reflect the lower 12b-1 fee rate.
(3) The maximum front-end sales charge was increased from 4.75% to 5.75% effective November 2, 1998. The above performance figures are calculated using 5.75% as the applicable sales charge for all time periods.

(4) Effective November 2, 1998, the CDSC schedule for Class B Shares is as follows: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase;
     (iv) 2% if shares are redeemed during the fifth year following purchase;
     (v) 1% if shares are redeemed during the sixth year following purchase; and
     (vi) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.
(5) For the six months ended October 31, 1998, cumulative total return at net asset value for U.S. Growth Fund A Class was -8.95%, Overseas Equity Fund A Class was -15.96% and New Pacific Fund A Class was -23.28%.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's and Sub-Adviser's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of affiliates of the Manager, including the number of such clients serviced by such affiliates.


Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

        The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                      Investment         Price Per              Number of
                         Amount             Share           Shares Purchased
       Month 1           $100              $10.00                  10
       Month 2           $100              $12.50                   8
       Month 3           $100               $5.00                  12
       Month 4           $100              $10.00                  10
       ----------------------------------------------------------------------
                         $400              $37.50                  48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Fund transactions are executed by the Manager or any sub-adviser (collectively referred to in this section as the "Manager") on behalf of the Fund in accordance with the standards described below.

         Brokers, dealers, banks and others are selected to execute transactions for the purchase or sale of portfolio securities or other instruments on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute securities transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank or others. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Funds pay reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Funds pay a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund were as follows:

                                                    October 31,
                                      1998            1997             1996
                                      ----            ----             ----

        U.S. Growth Fund              $120,741        $ 85,141        $ 55,744
        Overseas Equity Fund          $ 58,354        $ 30,918        $ 31,960
        New Pacific Fund              $155,362        $264,369        $236,538

            The Manager may allocate out of all commission business generated by all of the funds and accounts under their management, brokerage business to brokers, dealers or members of an exchange who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

            During the fiscal year ended October 31, 1998, portfolio transactions of U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund in the amounts of $116,941,879,$16,830,762 and $32,736,585, respectively, resulting in brokerage commissions of $120,741, $58,354 and $155,362, respectively, were directed to brokers for brokerage and research services provided.

            As provided in the 1934 Act and the Investment Management and Sub-Advisory Agreements, higher commissions are permitted to be paid to brokers, dealers or members of an exchange who provide brokerage and research services than to broker, dealers or members of an exchange who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to brokers, dealers or members of an exchange who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds available from Delaware Investments. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

            The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

            Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the funds available from Delaware Investments such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute portfolio transactions.

            Subject to the above considerations, an affiliate of the Manager may act as a securities broker for the Funds. In order for an affiliate of the Manager to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliate of the Manager to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors of Adviser Funds, Inc., including a majority of the Directors who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate of the Manager are consistent with the foregoing standard. In accordance with Section 11(a) under the 1934 Act, an affiliate of the Manager may not retain compensation for effecting transactions on a national securities exchange for the Funds unless Adviser Funds, Inc. has expressly authorized the retention of such compensation in a written contract executed by Adviser Funds, Inc. and such affiliate. Section 11(a) provides that an affiliate of the Manager must furnish to the Adviser Funds, Inc. at least annually a statement setting forth the total amount of all compensation retain by the affiliate from transactions effected for the Funds during the applicable period. Brokerage and futures transactions with an affiliate of the Manager are also subject to such fiduciary standards as may be imposed by applicable law. No such trade have been made through affiliates to date.

Portfolio Turnover
            While the Funds do not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time they have been held by a Fund when warranted by the circumstances. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund, during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.

            During the past two fiscal years, the portfolio turnover rates of the Funds were as follows:

                                                    October 31,
                                                1998         1997
                                                ----         ----
             U.S. Growth Fund                   135%         144%
             Overseas Equity Fund                87%          18%
             New Pacific Fund                   188%         178%

PURCHASING SHARES

       The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Adviser Funds, Inc. or the Distributor.

       The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

       Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Adviser Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

       Selling dealers are responsible for transmitting orders promptly. Adviser Funds, Inc. reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

       Each Fund also reserves the right, following shareholder notification, to charge a service fee on non- retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

       Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Adviser Funds, Inc. and the Distributor intend to operate in compliance with these rules.

       Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

       Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

       Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

       Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

       Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

       Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Adviser Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

       The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

       For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b- 1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

       Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
       Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

       From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
       As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1

Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

       All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Adviser Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the particular Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Classes of shares to which the Plan applies. The Plans do not apply to the Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit the Funds, pursuant to the Distribution Agreements, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Funds may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Funds under the Plans, and the Funds' Distribution Agreements, is on an annual basis up to 0.35% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. Adviser Funds, Inc.'s Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fees for any day exceeds the net investment income realized by the Fund Classes for such day.

         Effective at the close of business on May 3, 1996, the annual fee payable on a monthly basis under Class A Shares' Plan is equal to 0.30% of average daily net assets.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any payment from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of Adviser Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Adviser Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to the relevant shareholders of that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the directors, including a majority of the directors who are not "interested persons" of Adviser Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Adviser Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

        For the fiscal year ended October 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of U.S. Growth Fund amounted to $29,903, $32,123 and $8,495, respectively. Such amounts were used for the following purposes:

                                             U.S. Growth Fund          U.S. Growth Fund          U.S. Growth Fund
                                             A Class                   B Class                   C Class
                                             -------                   -------                   -------
Advertising                                  $258                      $0                        $0
Annual/Semi-Annual Reports                   $1,114                    $0                        $0
Broker Trails                                $22,297                   $7,983                    $814
Broker Sales Charges                         $0                        $12,181                   $4,586
Dealer Service Expenses                      $0                        $0                        $81
Interest on Broker Sales Charges             $0                        $10,303                   $351
Commissions to Wholesalers                   $1,400                    $1,628                    $2,367
Promotional-Broker Meetings                  $51                       $13                       $3
Promotional-Other                            $2,295                    $15                       $14
Prospectus Printing                          $2,429                    $0                        $0
Telephone                                    $14                       $0                        $0
Wholesaler Expenses                          $45                       $0                        $279

        For the fiscal year ended October 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of Overseas Equity Fund amounted to $12,771, $14,000 and $1,626, respectively. Such amounts were used for the following purposes:

                                             Overseas Equity           Overseas Equity           Overseas Equity
                                             Fund                      Fund                      Fund
                                             A Class                   B Class                   C Class
                                             -------                   -------                   -------
Advertising                                  $359                      $0                        $0
Annual/Semi-Annual Reports                   $1,197                    $0                        $0
Broker Trails                                $5,748                    $3,499                    $497
Broker Sales Charges                         $0                        $4,158                    $838
Dealer Service Expenses                      $55                       $7                        $11
Interest on Broker Sales Charges             $0                        $5,642                    $58
Commissions to Wholesalers                   $586                      $566                      $179
Promotional-Broker Meetings                  $344                      $10                       $1
Promotional-Other                            $1,485                    $14                       $15
Prospectus Printing                          $1,404                    $0                        $0
Telephone                                    $20                       $3                        $0
Wholesaler Expenses                          $1,573                    $101                      $27

        For the fiscal year ended October 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of New Pacific Fund amounted to $19,917, $22,596 and $1,186, respectively. Such amounts were used for the following purposes:

                                             New Pacific Fund          New Pacific Fund          New Pacific Fund
                                             A Class                   B Class                   C Class
                                             -------                   -------                   -------
Advertising                                  $342                      $0                        $0
Annual/Semi-Annual Reports                   $297                      $0                        $0
Broker Trails                                $15,291                   $5,641                    $331
Broker Sales Charges                         $0                        $9,720                    $616
Dealer Service Expenses                      $115                      $0                        $13
Interest on Broker Sales Charges             $0                        $6,097                    $70
Commissions to Wholesalers                   $738                      $1,012                    $109
Promotional-Broker Meetings                  $17                       $51                       $1
Promotional-Other                            $1,037                    $15                       $14
Prospectus Printing                          $1,450                    $0                        $0
Telephone                                    $13                       $60                       $0
Wholesaler Expenses                          $617                      $0                        $32

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

         Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Investments fund shares, the Distributor may, from time to time, pay to participate in dealer- sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Adviser Funds, Inc. must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.
See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Adviser Funds, Inc. which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13- month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares of a Fund (and of Institutional Classes holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                  *    *    *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Adviser Funds, Inc. for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.


                                       -49

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

 Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher educations expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations
 ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. See Distribution and Service under Investment Management Agreements. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio of the Funds, deducting any liabilities and dividing by the number of shares outstanding. Expenses and income are accrued daily. U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. All other securities and assets, including non-Exchange-traded options, are valued at fair value as determined in good faith by the Board of Directors of Adviser Funds, Inc.

         Each Class of the Funds will bear, pro-rata, all of the common expenses of the particular Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Funds represented by the value of shares of that Class. All income earned and expenses incurred by the Funds will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Funds represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the Funds' 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund and the net asset value of each Class may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Adviser Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 5% if shares are redeemed within one year after purchase; (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the

Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. First Union National Bank's fee (currently $7.50) will be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Balanced Fund,
(4) Limited-Term Government Fund, (5) USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for Institutional Classes. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
 Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following supplements the information in each Prospectus under the heading Dividends, Distributions and Taxes.

         Under the 1997 Act, as revised by the 1998 Act and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Mid-term capital gains" or "28 percent rate gain": securities sold by a Fund after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%. This category of gains applied only to gains and distributions in 1997.

         "1997 Act long-term capital gains" or "20 percent rate gain": securities sold between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by the Fund after July 28, 1997 that were held for more than 18 months. As revised by the 1998 Act, this rate applies to securities held for more than 12 months and sold in tax years beginning after December 1, 1997. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket. The Omnibus Consolidated and Emergency Supplemental Appropriations Act passed in October of 1998 included technical corrections to the 1998 Act. The effect of this correction is that essentially all capital gain distributions paid to shareholders during 1998 will be taxed at a maximum rate of 20%.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

Tax Information Concerning All Funds
         Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By doing so, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payment with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets at the date of purchase and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that Adviser Funds, Inc. controls and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which the Adviser Funds, Inc. may engage in short-term trading and limit the range of Adviser Funds, Inc.'s investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year. Each Fund intends to make sufficient distributions to shareholders to meet this requirement.

         Consequently, in order to avoid realizing a gain within the three-month period, each Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. Each Fund may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the one-year period ending on October 31 of such calendar year plus 100% of the prior calendar year's undistributed income (if any). The balance, if any, of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year are less than the required amount, that particular Fund will be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Shareholders of the Funds will generally pay federal income tax on distributions received from the Fund. Dividends that are attributable to a Fund's taxable net investment income will be taxed as ordinary income. Distributions of net capital gain that are designated by a Fund as capital gain dividends will generally be taxable as long-term capital gain. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated by shareholders receiving such distributions as a return of capital; a return of capital is taxable to a shareholder as capital gain to the extent that it exceeds such shareholder's basis in its shares in the Fund. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Such shareholders will include qualified retirement plans.

         Each Fund intends to pay out substantially all of its net investment income and net realized capital gains. Such payments, if any, will be made once a year. Checks are normally mailed within three business days of the payable date. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. Net investment income earned on days when a Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each class of a Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         For each of the Fund classes, dividends and realized securities profits distributions are automatically reinvested in additional shares of a Fund at net asset value in effect on the payable date, and credited to the shareholder's account, unless an election to receive distributions in cash has been made by the shareholder. All dividends and distributions are reinvested for the Institutional Class. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Adviser Funds, Inc. anticipates distributing to its shareholders substantially all of a Fund's net investment income. Any net short-term capital gains after deducting any net long-term capital losses (including carryforwards) would be distributed quarterly but, in the discretion of Adviser Funds, Inc.'s Board of Directors, might be distributed less frequently. Distributions of net long-term gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.

Taxation of Shareholders
         Gain or loss on the sale of a security generally will be long-term capital gain or loss if a Fund has held the securities for more than one year. Gain or loss on the sale of securities held for not more than one year will be short-term. If one of the Funds acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain to the extent it reflects accrued market discount. Alternatively, this discount may be accredited as ordinary income on a daily basis rather than recognized at disposition.

         Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each Fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

         Foreign countries may impose withholding and other taxes on dividends and interest paid to the Funds with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

         Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in one of the Funds. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

         If a shareholder: (a) incurs a sales charge or in acquiring or redeeming shares of one of the Funds; (b) disposes of those shares and acquires within 90 days after the original acquisition; or (c) acquires within 90 days of the redemption those shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the other applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

         Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in the Equity Funds since these Funds may make distributions on an annual basis.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Certain investments and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules. See Option Transactions, Straddles and Wash Sales, below. In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of a Fund.

         Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs and CATS), are sold at original issue discount and do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of each Fund of Adviser Funds, Inc. Further tax information regarding Overseas Equity and New Pacific Funds are included in following sections of this Part B. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

         The foregoing discussion and the discussion below regarding Overseas Equity Fund and New Pacific Fund are based on tax laws and regulations which are in effect on the date of this Part B; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning Overseas Equity Fund and New Pacific Fund
         Gain or loss on the sale or other disposition of foreign currency by Overseas Equity Fund and New Pacific Fund on a spot (or cash) basis will result in ordinary gain or loss for federal income tax purposes.

         Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) will constitute qualifying income for purposes of the 90% test. However, future Treasury regulations may exclude from qualifying income foreign currency gains not directly related to a Fund's business of investing in stock or securities (and may further define those foreign currency transactions that are not directly related).

         Investment by a Fund in certain "passive foreign investment companies" could subject a Fund to U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax cannot be eliminated by making distributions to shareholders. If the Funds elect to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not expect to be in the position to make such elections.

Foreign Tax Credit
         Shareholders of Overseas Equity Fund and New Pacific Fund who are U.S. citizens may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Funds. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. A Fund's gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

         The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Options Transactions
         When a Fund writes a call option, an amount equal to the premium received by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which a Fund has purchased expires on the stipulated expiration date, that Fund realizes a long- or short-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a long- or short-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

Futures Contracts
         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         Regulated futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore, adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.

Straddles
         The Code contains rules applicable to "straddles," that is, "offsetting positions in actively traded personal property." Such personal property includes offsetting puts of the same class, section 1256 contracts or other investment contracts. Where applicable, the straddle rules generally override the other provisions of the Code. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call options would not be treated as part of a straddle). The Funds are authorized to enter into covered call and covered put positions. Depending on what other investments are held by a Fund, at the time it enters into one of the above transactions, the Fund may create a straddle for purposes of the Code.

Wash Sales
         "Wash sale" rules will apply to prevent the recognition of loss with respect to a position where an identical or substantially identical position has been acquired 30 days prior to or 30 days after the date of the loss.

         The foregoing is only a summary of certain federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

INVESTMENT MANAGEMENT AGREEMENTS

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Directors of Adviser Funds, Inc.

         The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On October 31, 1998, the Manager and its affiliates within Delaware Investments, including the Delaware International Advisers Ltd., were managing in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $24,854,600,000) and investment company (approximately $17,780,970,000) accounts.

         Separate Investment Management Agreements for U.S. Growth Fund and New Pacific Fund are dated May 4, 1996. An Amended and Restated Investment Management Agreement for Overseas Equity Fund is dated September 15, 1997. The Agreements have an initial term of two years and may be further renewed only so long as such renewals and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the relevant Fund, and only if the terms and renewal thereof have been approved by the vote of a majority of the directors of Adviser Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of Adviser Funds, Inc. or by the Manager. An Agreement will terminate automatically in the event of its assignment.

         The Investment Management Agreements provide that each Fund shall pay the Manager an annual management fee payable monthly and computed on the average daily net assets of each Fund at the following annual rates:

                                                                 Management
                           Fund                                   Fee Rate

                           U.S. Growth Fund                         0.70%
                           Overseas Equity Fund                     1.00%
                           New Pacific Fund                         0.80%

         On October 31, 1998 each Fund's total net assets were as follows:

                           U.S. Growth Fund                     $49,811,082
                           Overseas Equity Fund                 $ 3,437,521
                           New Pacific Fund                     $ 8,471,934

         The total investment management fees incurred by each Fund during the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 were as follows below. Beginning May 6, 1996, the fees were paid to the Manager, Delaware Management Company, Inc. Fees paid prior to May 6, 1996 were paid to the previous investment manager, Lincoln Investment Management, Inc.


                                                             Management Fees Incurred
               Fund                           1998                       1997                         1996

         U.S. Growth Fund               $277,028 earned             $230,497 earned           $154,309 earned
                                        $276,361 paid               $230,497 paid             $137,359 paid
                                        $667 waived                 -$0- waived               $16,950 waived

         Overseas Equity Fund           $46,051 earned              $176,619 earned           $167,584 earned
                                        $-0- paid                   $176,619 paid             $47,994 paid
                                        $46,051 waived              -$0- waived               $119,590 waived

         New Pacific Fund               $50,696 earned              $118,010 earned           $116,131 earned
                                        $-0- paid                   $109,011 paid             $203 paid
                                        $50,696 waived              $8,999 waived             $115,928 waived


         As authorized by the Investment Management Agreements relating to each Fund, the Investment Manager, under the general supervision of the Board of Directors, has selected and contracted with various sub- advisers to assist with the management of the Fund's portfolios in accordance with each Fund's stated objectives and policies. The Manager is responsible for compensating such sub-advisers. The Manager has entered into separate Sub-Advisory Agreements on behalf of U.S. Growth Fund and New Pacific Fund dated May 4, 1996 and on behalf of Overseas Equity Fund dated November 18, 1997. The terms of the Sub-Advisory Agreements and requirements for Board approval and termination are the same for these agreements as they are for the Investment Management Agreements described above.

         Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses.

         Beginning May 1, 1998, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by each Fund and to pay a Fund for its expenses to the extent necessary to ensure that the total operating expenses of the Fund do not exceed on an annualized basis 1.50% for U.S. Growth Fund, 1.55% for Overseas Equity Fund and 1.70% for New Pacific Fund, in each case as a percentage of average net assets (exclusive of 12b-1 Plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) through October 31, 1998. These voluntary waivers and payments of expenses have been extended through April 30, 1999 for Overseas Equity Fund and New Pacific Fund but have not been extended for U.S. Growth Fund.

         The Manager had voluntarily committed to waive its fees or pay expenses for the Funds beginning as of the close of business May 3, 1996 through April 30, 1998, as reflected below. The cap for each Fund was lowered from that maintained by the previous investment manager by 0.05%, reflecting the reduction from 0.35% to 0.30% of the 12b-1 fees payable by the Funds with respect to Class A Shares. The expense waivers and/or payments will be reevaluated by the Manager periodically.






                                    U.S. Growth Fund       Overseas Equity Fund        New Pacific Fund
                                    ----------------       --------------------        ----------------
Class A Shares                          1.44%                      1.80%                      1.80%
Class B Shares                          2.14%                      2.50%                      2.50%
Class C Shares                          2.14%                      2.50%                      2.50%
Institutional Class Shares              1.14%                      1.50%                      1.50%


Sub-Advisers
         The following registered investment advisers serve as sub-advisers to the Funds indicated: Lynch & Mayer, Inc. serves as sub-adviser of U.S. Growth Fund; Delaware International Advisers Ltd. serves as sub-adviser of Overseas Equity Fund; and AIB Govett, Inc. serves as sub-adviser of New Pacific Fund.

         During the past three fiscal years, the Sub-Adviser received fees from the Manager in the following amounts:


                                                                       October 31
                                                        1998             1997               1996
                                                        ----             ----               ----
         Lynch & Mayer, Inc.                          $158,302          $131,858          $88,177
         Delaware International Advisers Ltd.           36,840           132,730          121,879
         AIB Govett, Inc.                               31,685            73,483           72,581


         Lynch & Mayer, Inc. Dennis Lynch and Eldon Mayer established Lynch & Mayer, Inc. in 1976. Lynch & Mayer, Inc. provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families. The firm also manages a closed-end convertible security fund which is traded on the New York Stock Exchange. Lynch & Mayer, Inc.'s investment expertise is in equities and convertible securities. As of October 31, 1998, Lynch & Mayer, Inc. had total assets under management in excess of $4.5 billion.

         Delaware International Adviser Ltd. was established in 1990 and began serving as Sub-Adviser to Overseas Equity Fund on September 15, 1997. Delaware International Advisers Ltd. provides investment advisory services to certain other funds available from Delaware Investments and to institutional clients. As of October 31, 1998, Delaware International Advisers Ltd. had total assets under management in excess of $8 billion.

         AIB Govett, Inc. is a unit of AIB Asset Management Holdings Limited, a majority owned subsidiary of Allied Irish Bank plc ("AIB"), Ireland's largest bank. AIB Govett, Inc. coordinates with its offices and affiliates worldwide, including AIB Govett Asset Management Limited in London to provide asset management, client service, marketing and business development for AIB's North American asset management business. AIB Govett, Inc. has been an investment adviser to clients such as investment trusts, investment companies, mutual funds and pension funds since its inception in the 1920s. As of November 30, 1998, AIB Govett, Inc. had assets under management in excess of $13.9 billion.

Distribution and Service

         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Funds' shares under separate Distribution Agreements dated September 25, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A Shares, Class B Shares and Class C Shares of the Funds under their respective 12b-1 Plans. Prior to September 25, 1995, LNC Equity Sales, Inc. served as the national distributor of the Fund's shares. Delaware Distributors Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. which, in turn, is a wholly owned subsidiary of Lincoln National Corporation.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund pursuant to a Shareholders Services Agreement dated September 25, 1995. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

OFFICERS AND DIRECTORS

         The business and affairs of Adviser Funds, Inc. are managed under the direction of its Board of Directors.

         Certain officers and directors of Adviser Funds, Inc. hold identical positions in each of the other funds in Delaware Investments. As of January 31, 1999, Adviser Funds, Inc.'s officers and directors owned less than 1% of the outstanding shares of each of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class of each Fund, respectively.

         As of January 31, 1999, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and the Institutional Class of each Fund:


Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------
U.S. Growth Fund           RS Money Purchase Pension Plan FBO                           71,293.230                 5.15%
A Class                    Windermere Retirement Plan
                           c/o Delpac 16th Floor
                           1818 Market Street.
                           Philadelphia, PA 19103-3638

U.S. Growth Fund           Merrill Lynch, Pierce, Fenner & Smith                        69,787.270                11.57%
B Class                    For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive, 2nd Floor
                           Jacksonville, FL 32246-6484

U.S. Growth Fund           Merrill Lynch, Pierce, Fenner & Smith                        27,541.730                14.89%
C Class                    For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive, 2nd Floor
                           Jacksonville, FL 32246-6484

                           RS DMCT 401(k) Plan                                          16,830.820                 9.10%
                           Bruce S. Morrison DO 401(k) Plan
                           Attn: Retirement Plans
                           1818 Market Street
                           Philadelphia, PA 19103-3638

                           RS DMCT 401(k) Plan                                          15,411.440                 8.33%
                           CIMM's Inc.
                           Attn: Retirement Department
                           1818 Market Street
                           Philadelphia, PA 19103-3638

                                      -76-


Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------
U.S. Growth Fund           Federated Life Insurance Co.                              2,332,912.670                75.32%
Institutional Class        Separate Account A
                           Attn: Debbie Miller
                           P.O. Box 328
                           Owatonna, MN 55060-0328

                           Chase Manhattan Bank C/F                                    294,935.410                 9.52%
                           Delaware Group Foundation Fund
                           Balanced Portfolio
                           Attn: Marisol Gordon - Global Inv. Services
                           3 Metrotech Center 8th Floor
                           Brooklyn, NY 11201-3800

                           Chase Manhattan Bank C/F                                    225,605.790                 7.28%
                           Delaware Group Foundation Fund
                           Growth Portfolio
                           Attn: Marisol Gordon - Global Inv. Services
                           3 Metrotech Center 8th Floor
                           Brooklyn, NY 11201-3800

                           Chase Manhattan Bank C/F                                    188,312.460                 6.07%
                           Delaware Group Foundation Fund
                           Income Portfolio
                           Attn: Marisol Gordon - Global Inv. Services
                           3 Metrotech Center 8th Floor
                           Brooklyn, NY 11201-3800

Overseas Equity Fund       DMTC C/F The Rollover IRA of                                 12,079.210                 7.26%
B Class                    Carl W. Niederwimmer
                           301 NW 73rd Terrace
                           Gladstone, MO 64118-1675

                           Merrill Lynch, Pierce, Fenner & Smith                        11,407.310                 6.85%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484


Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------

Overseas Equity Fund       Dain Rauscher Inc. FBO                                        9,502.000                24.94%
C Class                    Thomas L. Rourke TTEE
                           The Thomas L. Rourke Trust
                           U/A dtd 04/13/1992
                           9 Westover Rd.
                           Troy, NY 12180-4730

                           NFSC FEBO                                                     5,896.470                15.48%
                           Haus Geborgenheit Ltd.
                           A Partnership
                           2305 Versailles Ct
                           Heath, TX 75032-7670

                           Merrill Lynch, Pierce, Fenner & Smith                         2,362.940                 6.20%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484

Overseas Equity Fund       RS DMC Employee Profit Sharing Plan                           7,802.490                90.36%
Institutional Class        Delaware Management Co.
                           Employee Profit Sharing Trust
                           C/o Rick Seidel
                           1818 Market Street
                           Philadelphia, PA 19103-3682

                           Lincoln National Investment Management                          747.680                 8.65%
                           Attn: David Humes 3RO3
                           200 East Berry Street
                           Fort Wayne, IN 46802-2706

New Pacific Fund           Merrill Lynch, Pierce, Fenner & Smith                         8,142.450                18.24%
C Class                    For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484

                           Dain Rauscher Inc. FBO                                        3,984.060                 8.92%
                           Leann Purtill
                           4805 E. Gleneagle
                           Spokane, WA 99223-1577

                                      -78-


Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------

New Pacific Fund           DMTC C/F The Rollover IRA of                                  2,279.200                 5.10%
C Class                    Kathleen L. Eckman
                           1629 Michigan Ave.
                           Orofino, ID 83544-9007

New Pacific Fund           RS DMC Employee Profit Sharing Plan                          44,590.350                98.68%
Institutional Class        Delaware Management Co.
                           Employee Profit Sharing Trust
                           c/o Rick Seidel
                           1818 Market Street
                           Philadelphia, PA 19103-3682


         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. After Lincoln National's acquisition of DMH and the Manager, Lincoln National was operating two mutual fund complexes, Delaware Investments and Lincoln Advisor Funds, Inc. (the "Lincoln Funds"). The directors and management of both mutual fund complexes concluded that the extensive mutual fund experience and resources of Delaware Investments warranted the consolidation of Lincoln Funds into Delaware Investments. On May 3, 1996, the shareholders of the Lincoln Funds approved the Investment Management and Sub-Advisory Agreements and other matters giving effect to the restructuring of the Funds to integrate them into Delaware Investments. See Restructuring of the Funds in this Part B.

         Directors and principal officers of Adviser Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.


*Jeffrey J. Nick (46)                            Chairman of the Board, President, Chief Executive Officer and
                                                 Director and/or Trustee of Adviser Funds, Inc., each of the other
                                                 33 investment companies in the Delaware Investments family,
                                                 Delaware Management Business Trust, Delvoy, Inc., DMH Corp.
                                                 Delaware Management Company, Inc. and Founders Holdings,
                                                 Inc.

                                                 Chairman of the Board, Chief Executive Officer and Director of
                                                 Delaware Distributors, Inc., Delaware International Holdings Ltd.,
                                                 Delaware International Advisers Ltd.

                                                 Chairman of the Board and Chief Executive Officer of Delaware
                                                 Management Company (a series of Delaware Management
                                                 Business Trust) Chairman of the Board and Director of
                                                 Delaware Capital Management, Inc. and Retirement Financial
                                                 Services, Inc.

                                                 Chairman of Delaware Investment Advisers (a series of
                                                 Delaware Management Business Trust) and Delaware
                                                 Distributors, L.P.

                                                 President, Chief Executive Officer and Director of Delaware
                                                 Management Holdings, Inc. and Lincoln National Investment
                                                 Companies, Inc.

                                                 Director of Delaware Service Company, Inc.

                                                 From 1992 to 1996, Mr. Nick was Managing Director of Lincoln
                                                 National UK plc and from 1989 to 1992, he was Senior Vice
                                                 President responsible for corporate planning and development for
                                                 Lincoln National Corporation.


----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.


*Wayne A. Stork (61)                             Director and/or Trustee of Adviser Funds, Inc. and each of the other 33 investment companies in the Delaware Investments
                                                 family.

                                                 Chairman and Director of Delaware Management Holdings, Inc.

                                                 Prior to January 1, 1999, Mr. Stork was Chairman and Director
                                                 and/or Trustee of Adviser Funds, Inc. and each of the other 33 investment companies in the Delaware Investments family and
                                                 Delaware Capital Management, Inc.; Chairman, President, Chief
                                                 Executive Officer and Director of DMH Corp., Delaware
                                                 Distributors, Inc. and Founders Holdings, Inc.; Chairman,
                                                 President, Chief Executive Officer, Chief Investment Officer and
                                                 Director/Trustee of Delaware Management Company, Inc. and Delaware
                                                 Management Business Trust; Chairman, President, Chief Executive
                                                 Officer and Chief Investment Officer of Delaware Management
                                                 Company (a series of Delaware Management Business Trust);
                                                 Chairman, Chief Executive Officer and Chief Investment Officer of
                                                 Delaware Investment Advisers (a series of Delaware Management
                                                 Business Trust); Chairman, Chief Executive Officer and Director of
                                                 Delaware International Advisers Ltd., Delaware International
                                                 Holdings Ltd. and Delaware Management Holdings, Inc.; President
                                                 and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware
                                                 Distributors, L.P.; Director of Delaware Service Company, Inc. and
                                                 Retirement Financial Services, Inc.

                                                 In addition, during the five years prior to January 1, 1999, Mr.
                                                 Stork has served in various executive capacities at different times within the Delaware organization.


----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.



                                                 Richard G. Unruh, Jr. (59) Executive Vice President and Chief
                                                 Investment Officer, Equities of Adviser Funds, Inc., each of the other 33 investment companies in the Delaware Investments family and Delaware Management Company (a series of Delaware Management
                                                 Business Trust)

                                                 Executive Vice President of Delaware Management Holdings,
                                                 Inc. and Delaware Capital Management, Inc. and Delaware
                                                 Management Business Trust

                                                 Executive Vice President/Chief Investment Officer, Equities and
                                                 Director of Delaware Management Company, Inc.

                                                 Chief Executive Officer/Chief Investment Officer, Equities of
                                                 Delaware Investment Advisers (a series of Delaware
                                                 Management Business Trust);

                                                 Director of Delaware International Advisers Ltd.

                                                 During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (51)                              Executive Vice President/Chief Investment Officer, Fixed Income
                                                 of Adviser Funds, Inc. and each of the other 33 investment companies in the Delaware Investments family; Delaware
                                                 Management Company, Inc., Delaware Management Company
                                                 (a series of Delaware Management Business Trust), Delaware
                                                 Investment Advisers (a series of Delaware Management Business
                                                 Trust)

                                                 Executive Vice President and Director of Founders Holdings,
                                                 Inc.

                                                 Executive Vice President of Delaware Management Holdings,
                                                 Inc., Delaware Capital Management, Inc. and Delaware
                                                 Management Business Trust; and Director of Founders CBO
                                                 Corporation

                                                 Director of HYPPCO Finance Company Ltd.

                                                 Before returning to Delaware Investments in 1993, Mr. Suckow was
                                                 Executive Vice President and Director of Fixed Income for
                                                 Oppenheimer Management Corporation, New York, NY from 1985 to
                                                 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.



David K. Downes (59)                             Executive Vice President, Chief Operating Officer and Chief
                                                 Financial Officer of Adviser Funds, Inc. and each of the other 33 investment companies in the Delaware Investments family,
                                                 Delaware Management Holdings, Inc., Founders CBO
                                                 Corporation, Delaware Capital Management, Inc., Delaware
                                                 Management Company (a series of Delaware Management
                                                 Business Trust), Delaware Investment Advisers (a series of
                                                 Delaware Management Business Trust) and Delaware
                                                 Distributors, L.P.

                                                 Executive Vice President, Chief Operating Officer, Chief
                                                 Financial Officer and Director of Delaware Management
                                                 Company, Inc., DMH Corp, Delaware Distributors, Inc.,
                                                 Founders Holdings, Inc. and Delvoy, Inc.; Executive Vice
                                                 President, Chief Financial Officer, Chief Administrative Officer
                                                 and Trustee of Delaware Management Business Trust

                                                 President, Chief Executive Officer, Chief Financial Officer and
                                                 Director of Delaware Service Company, Inc.

                                                 President, Chief Operating Officer, Chief Financial Officer and
                                                 Director of Delaware International Holdings Ltd.

                                                 Chairman, Chief Executive Officer and Director of Retirement
                                                 Financial Services, Inc.

                                                 Chairman and Director of Delaware Management Trust
                                                 Company

                                                 Director of Delaware International Advisers Ltd.

                                                 During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.


                                      -83-


Richard J. Flannery (41)                         Executive Vice President of Adviser Funds, Inc. and each of the other 33 investment companies in the Delaware Investments
                                                 family

                                                 Executive Vice President and General Counsel of Delaware
                                                 Management Holdings, Inc., Delaware Distributors, L.P., Delaware
                                                 Management Trust Company, Delaware Capital Management, Inc.,
                                                 Delaware Service Company, Inc., Delaware Management Company (a
                                                 series of Delaware Management Business Trust), Delaware Investment
                                                 Advisers (a series of Delaware Management Business Trust) and
                                                 Founders CBO Corporation

                                                 Executive Vice President/General Counsel and Director of DMH
                                                 Corp., Delaware Management Company, Inc., Delaware
                                                 Distributors, Inc., Delaware International Holdings Ltd.,
                                                 Founders Holdings, Inc., Delvoy, Inc. and Retirement Financial
                                                 Services, Inc.

                                                 Director of Delaware International Advisers Ltd.

                                                 Director, HYPPCO Finance Company Ltd.

                                                 During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (71)                            Director and/or Trustee of Adviser Funds, Inc. and each of the other 33 investment companies in the Delaware Investments
                                                 family

                                                 460 North Gulph Road, King of Prussia, PA 19406

                                                 Board Chairman, Citadel Constructors, Inc.

                                                 From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

                                      -84-



John H. Durham (61)                              Director and/or Trustee of Adviser Funds, Inc. and 18 other investment companies in the Delaware Investments family.

                                                 Partner, Complete Care Services.

                                                 120 Gibraltar Road, Horsham, PA 19044.

                                                 Mr. Durham served as Chairman of the Board of each fund in the
                                                 Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to Delaware
                                                 Management Holdings, Inc., Delaware Management Company, Delaware
                                                 Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham
                                                 served as a director and in various executive capacities at different times.

Anthony D. Knerr (60)                            Director and/or Trustee of Adviser Funds, Inc. and each of the
                                                 33 other investment companies in the Delaware Investments
                                                 family

                                                 500 Fifth Avenue, New York, NY  10110

                                                 Founder and Managing Director, Anthony Knerr & Associates

                                                 From 1982 to 1988, Mr. Knerr was Executive Vice
                                                 President/Finance and Treasurer of Columbia University, New
                                                 York.  From 1987 to 1989, he was also a lecturer in English at the University.  In addition, Mr. Knerr was Chairman of The
                                                 Publishing Group, Inc., New York, from 1988 to 1990.  Mr.
                                                 Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (58)                                Director and/or Trustee of Adviser Funds, Inc. and each of the other 33 other investment companies in the Delaware
                                                 Investments family

                                                 785 Park Avenue, New York, NY  10021

                                                 Treasurer, National Gallery of Art

                                                 From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal
                                                 Officer of the Smithsonian Institution, Washington, DC, and from
                                                 1975 to 1992, she was Adjunct Professor of Columbia Business
                                                 School.

                                      -85-



W. Thacher Longstreth (78)                       Director and/or Trustee of Adviser Funds, Inc. each of the other
                                                 33 other investment companies in the Delaware Investments
                                                 family

                                                 City Hall, Philadelphia, PA  19107

                                                 Philadelphia City Councilman

Thomas F. Madison (62)                           Director and/or Trustee of Adviser Funds, Inc. and each of the other 33 investment companies in the Delaware Investments
                                                 family

                                                 200 South Fifth Street, Suite 2100, Minneapolis, Minnesota
                                                 55402

                                                 President and Chief Executive Officer, MLM Partners, Inc.

                                                 Mr. Madison has also been Chairman of the Board of
                                                 Communications Holdings, Inc. since 1996.  From February to
                                                 September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company
                                                 and from 1988 to 1993, he was President of U.S. WEST
                                                 Communications--Markets.

Charles E. Peck (73)                             Director and/or Trustee of Adviser Funds, Inc. and each of the other 33 investment companies in the Delaware Investments
                                                 family

                                                 P.O. Box 1102, Columbia, MD  21044

                                                 Secretary/Treasurer, Enterprise Homes, Inc.
                                                 From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                                                 Officer of The Ryland Group, Inc., Columbia, MD.

                                      -86-



George M. Chamberlain, Jr. (52)                  Senior Vice President, Secretary and General Counsel of
                                                 Adviser Funds, Inc. and each of the other 33 investment
                                                 companies in the Delaware Investments family

                                                 Senior Vice President and Secretary of Delaware Distributors,
                                                 L.P., Delaware Management Company (a series of Delaware
                                                 Management Business Trust), Delaware Investment Advisers (a
                                                 series of Delaware Management Business Trust), Delaware
                                                 Management Holdings, Inc., DMH Corp., Delaware Management
                                                 Company, Inc., Delaware Distributors, Inc., Delaware Service
                                                 Company, Inc., Retirement Financial Services, Inc., Delaware
                                                 Capital Management, Inc., Delvoy, Inc. and Delaware
                                                 Management Business Trust

                                                 Senior Vice President, Secretary and Director of Founders
                                                 Holdings, Inc.

                                                 Executive Vice President, Secretary and Director of Delaware
                                                 Management Trust Company

                                                 Senior Vice President of Delaware International Holdings Ltd.

                                                 During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.


                                      -87-


Joseph H. Hastings (49)                          Senior Vice President/Corporate Controller of Adviser Funds,
                                                 Inc. and each of the other 33 investment companies in the
                                                 Delaware Investments family and Founders Holdings, Inc.

                                                 Senior Vice President/Corporate Controller and Treasurer of
                                                 Delaware Management Holdings, Inc., DMH Corp., Delaware Management
                                                 Company, Inc., Delaware Management Company (a series of Delaware
                                                 Management Business Trust), Delaware Distributors, L.P., Delaware
                                                 Distributors, Inc., Delaware Service Company, Inc., Delaware
                                                 Capital Management, Inc., Delaware International Holdings Ltd.,
                                                 Delvoy, Inc. and Delaware Management Business Trust.

                                                 Chief Financial Officer/Treasurer of Retirement Financial
                                                 Services, Inc.

                                                 Executive Vice President/Chief Financial Officer/Treasurer of
                                                 Delaware Management Trust Company

                                                 Senior Vice President/Assistant Treasurer of Founders CBO
                                                 Corporation

                                                 During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

                                      -88-


Michael P. Bishof (36)                           Senior Vice President and Treasurer of Adviser Funds, Inc. and
                                                 each of the other 33 investment companies in the Delaware
                                                 Investments family and Founders Holdings, Inc.

                                                 Senior Vice President/Investment Accounting of Delaware
                                                 Management Company, Inc., Delaware Management Company
                                                 (a series of Delaware Management Business Trust) and Delaware
                                                 Service Company, Inc.;

                                                 Senior Vice President and Treasurer/Manager, Investment
                                                 Accounting of Delaware Distributors, L.P. and Delaware
                                                 Investment Advisers (a series of Delaware Management Business
                                                 Trust)

                                                 Senior Vice President and Assistant Treasurer of Founders CBO
                                                 Corporation

                                                 Senior Vice President and Manager of Investment Accounting of
                                                 Delaware International Holdings Ltd.

                                                 Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
                                                 President for Bankers Trust, New York, NY from 1994 to 1995, a
                                                 Vice President for CS First Boston Investment Management, New
                                                 York, NY from 1993 to 1994 and an Assistant Vice President for
                                                 Equitable Capital Management Corporation, New York, NY from 1987 to 1993.


         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director or trustee for the fiscal year ended October 31, 1998 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of October 31, 1998. Only the independent directors of the Fund receive compensation from the Fund.


                                                               Pension or
                                                               Retirement
                                                                Benefits                                         Total
                                                                Accrued              Estimated               Compensation
                                         Aggregate             as Part of              Annual                    from
                                        Compensation             Equity               Benefits                 Delaware
                                        from Adviser         Funds I, Inc.              Upon                  Investments
Name                                    Funds, Inc.             Expenses           Retirement(1)             Companies(2)
John H. Durham(3)                           $453                  None                $31,180                   $31,453
W. Thacher Longstreth                       $773                  None                $38,500                   $39,273
Ann R. Leven                                $788                  None                $38,500                   $39,288
Walter P. Babich                            $786                  None                $38,500                   $39,286
Anthony D. Knerr                            $786                  None                $38,500                   $39,286
Charles E. Peck                             $773                  None                $38,500                   $39,273
Thomas F. Madison                           $778                  None                $38,500                   $39,278

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of October 31, 1998, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all 34 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $31,180 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus $1,757.50 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.
(3) John H. Durham joined the Board of Directors of the Fund and 18 other investment companies in Delaware Investments on April 16, 1998.

GENERAL INFORMATION

         Adviser Funds, Inc. is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Adviser Funds, Inc. was organized as a Maryland corporation on August 10, 1993.

          The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager also manages the investment options for Delaware Medallion [SM] III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc. in Appendix B.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                U.S. Growth Fund
                                 Class A Shares
                                      Total
       Fiscal               Amount of            Amounts              Net
       Year               Underwriting          Reallowed         Commission
       Ended               Commissions         to Dealers           to DDLP
       -----               -----------         ----------           -------
       10/31/98            $121,399              $101,827          $19,572
       10/31/97              32,142                 7,034           25,108
       10/31/96               2,551                 2,141              410

                     Overseas Equity Fund
                        Class A Shares

                              Total
     Fiscal                 Amount of            Amounts              Net
     Year                 Underwriting          Reallowed         Commission
     Ended                 Commissions         to Dealers           to DDLP
     -----                 -----------         ----------           -------
     10/31/98                $8,093              $6,838             $1,255
     10/31/97                15,657               3,194             12,463
     10/31/96                 4,626               3,880                746

                              Total
     Fiscal                 Amount of           Amounts              Net
     Year                 Underwriting        Reallowed          Commission
     Ended                 Commissions        to Dealers           to DDLP
     -----                 -----------        ----------           -------

     10/31/98               $53,408            $44,672              $8,736
     10/31/97                28,375              5,847              22,528
     10/31/96                 4,740              3,912                 828

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                              Limited CDSC Payments
    Fiscal
    Year                  U.S. Growth       Overseas Equity        New Pacific
    Ended                Fund A Class        Fund A Class         Fund A Class
    -----                -------------       -------------        ------------
    10/31/98               none                 none                 none
    10/31/97               none                 none                 none
    10/31/96               none                 none                 none

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

                                  CDSC Payments
    Fiscal
    Year                 U.S. Growth       Overseas Equity        New Pacific
    Ended               Fund B Class        Fund B Class         Fund B Class
    -----               ------------        -------------        ------------
    10/31/98              $5,189               $1,541               $4,704
    10/31/97               3,339                2,815                4,476
    10/31/96                 643                3,542                  742

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

                                  CDSC Payments
      Fiscal
      Year               U.S. Growth       Overseas Equity        New Pacific
      Ended             Fund C Class        Fund C Class         Fund C Class
      -----             ------------        -------------        ------------
      10/31/98            $552                  $60                 $325
      10/31/97             108                   24                   33
      10/31/96              36                   20                    4

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Adviser Funds, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Adviser Funds, Inc. to delete the words "Delaware Group" from Adviser Funds, Inc.'s name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. If a Fund is invested in securities of participating countries, it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Funds are taking steps to obtain satisfactory assurances that their major service providers are taking steps reasonably designed to address these matters on the computer systems that the service providers use. However, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Restructuring of the Funds
         Until April 26, 1996, Adviser Funds, Inc. consisted of nine series of shares (U.S. Growth Fund, World Growth Fund (now named Overseas Equity Fund) and New Pacific Fund, as well as six other funds) and was named Lincoln Advisor Funds, Inc. ("LAF"). On February 23, 1996, LAF's Board of Directors approved a restructuring to integrate fully LAF into the Delaware Investments family of funds. The restructuring provided, among other things, for the liquidation of three funds; the appointment of Delaware Management Company, Inc. as the investment manager of each of the Funds; the appointment of certain sub-advisers; changes in certain names, including: Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; and Lincoln New Pacific Portfolio to New Pacific Fund; and the change of the LAF to Delaware Group Adviser Funds, Inc. The liquidations were completed on April 26, 1996 and following required shareholder approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated.

         In accordance with the restructuring, beginning May 6, 1996, the former Class D shares have been redesignated as the Institutional Class shares.

         On July 17, 1997, the Board of Directors approved the liquidations of three additional funds. These liquidations were completed on September 19, 1997. Effective September 15, 1997, the name of World Growth Fund changed to Overseas Equity Fund.

         In accordance with the restructuring, the front-end sales charges for and 12b-1 Plan distribution fees assessable against Class A Shares and the contingent deferred sales charge schedule for Class B Shares, as well as its feature for conversion to Class A Shares, have been modified to be made consistent with the charges, fees and features that generally apply to all other Delaware Investments funds. The charges and fees previously applicable to the Class C Shares have not been changed.

         Beginning May 6, 1996, the charges, fees and features described in this Part B have been applied to the respective shares, except for Class B Shares purchased before that date. Class B Shares purchased prior to May 6, 1996 continue to be subject to the following contingent deferred sales charge schedule if redemptions are made during the time periods described: within the first year after purchase (5.0%); within the second year after purchase (4.0%); within the third year after purchase (4.0%); within the fourth year after purchase (3.0%); within the fifth year after purchase (2.0%); within the sixth year after purchase (1.0%); and thereafter, none. In addition, Class B Shares purchased prior to May 6, 1996 still will convert to Class A Shares after the expiration of approximately six years after purchase. Class B Shares purchased with reinvested dividends, whether effected before or after May 6, 1996, will be aggregated and converted pro-rata with other Class B Shares.

Capitalization
         Adviser Funds, Inc. was incorporated under the laws of Maryland on August 12, 1993 under the name Lincoln Renaissance Funds, Inc. On November 29, 1993, the name Lincoln Renaissance Funds, Inc. was changed to Lincoln Advisor Funds, Inc. Adviser Funds, Inc. and all of its series (the Funds) shall continue perpetually subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the directors by written notice to the shareholders.

         The authorized capital of Adviser Funds, Inc. consists of 810,000,000 shares of Common Stock, $.01 par value, issued in separate series. Each Fund, for federal income tax purposes, will constitute a separate entity which will be governed by the provisions of the Articles of Incorporation. All shares of any Fund issued and outstanding will be fully paid and non-assessable by Adviser

Funds, Inc. The assets of Adviser Funds, Inc. received for the issue or sale of the shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such Fund, are specially allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities in respect to such Fund and with a share of the general liabilities incurred by each Fund of Adviser Funds, Inc. General liabilities of the Fund include, without limitation, director's fees, professional expenses and printing expenses. Under no circumstances would the assets of a Fund be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset value of the respective Fund except where allocations of direct expenses can otherwise be fairly made. The officers of Adviser Funds, Inc., subject to the general supervision of the Board of Directors, have the power to determine which liabilities are allocable to a given Fund or which are general or allocable to two or more Funds. Upon redemption of shares of a Fund, the shareholder will receive proceeds solely of the assets of such Fund. In the event of the dissolution or liquidation of Adviser Funds, Inc., the holders of the shares of any Fund are entitled to receive as a class the underlying assets of such Fund available for distribution to shareholders.

         Pursuant to the Articles of Incorporation, the directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any Fund (which would be used to distinguish among the rights of different categories of shareholders as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the directors may determine. All consideration received by Adviser Funds, Inc. for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

         Adviser Funds, Inc. does not intend to hold shareholders' meetings unless otherwise required by law. Adviser Funds, Inc. will not be required to hold meetings of shareholders unless the election of directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of a Fund's outstanding shares for the purpose of voting on the removal of one or more directors or to transact any other business.

         Identifiable expenses to each Fund will be paid by that Fund. General expenses of all Funds will be allocated on a pro-rata basis according to asset size. Where matters must be submitted to a vote of shareholders, the holders of a majority of shares of each Fund affected must vote affirmatively for that class to be affected.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights. All shares of the Advisers Funds, Inc.
participate equally in dividends, and upon liquidation would share equally.

         Each Class of each Fund represents a proportionate interest in the assets of each Fund of Adviser Funds, Inc. and has the same voting and other rights and preferences, except that shares of Institutional Classes may not vote on matters affecting the Funds' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, shareholders of Class B Shares must be given a vote on any material increase in the 12b-1 fees payable by Class A Shares under the Plans for the Funds. General expenses of each Fund will be allocated on a pro-rata basis to the Classes according to asset size, except that expenses of the 12b-1 Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.


         As of the close of business on May 3, 1996, the changes of the names of the Funds were as follows: Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; and Lincoln New Pacific Portfolio to New Pacific Fund. In addition, as of the close of business May 3, 1996, the name of Lincoln Advisor Funds, Inc. was changed to Delaware Group Adviser Funds, Inc. As of December 18, 1997, the name of Word Growth Fund changed to Overseas Equity Fund.


Noncumulative Voting
         Adviser Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Adviser Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A--DESCRIPTION OF RATINGS

         U.S. Growth Fund has the ability to invest up to 10% of its net assets in high yield, high risk fixed-income securities. The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

General Rating Information

MOODY'S INVESTORS SERVICE

BOND RATINGS
         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

         P-1: Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.

         P-2: Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

         P-3: Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

MUNICIPAL NOTE RATINGS
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG                        1/VMIG 1: This designation denotes best quality.
                           There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG                        2/VMIG 2: This designation denotes high quality.
                           Margins of protection are ample although not so large as in the preceding group.

MIG                        3/VMIG 3: This designation denotes favorable quality.
                           All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG                        4/VMIG 4: This designation denotes adequate quality.
                           Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS
         AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC and CC: Debt rated BB, B, CCC or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C: This rating is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         A-1: The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.

         A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.

         A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTE RATINGS
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2:  Satisfactory capacity to pay principal and interest.

         SP-3:  Speculative capacity to pay principal and interest.

APPENDIX B--INVESTMENT OBJECTIVES OF THE OTHER FUNDS IN THE DELAWARE INVESTMENTS FAMILY

         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Tax- Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.



         Delaware Group Premium Fund, Inc. offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small- cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

FINANCIAL STATEMENTS

          Ernst & Young LLP serves as the independent auditors for Delaware Group Adviser Funds, Inc. and, in its capacity as such, audits the financial statements contained in the Funds' Annual Report. The Funds' Statements of Net Assets, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended October 31, 1998 are included in the Funds' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP are incorporated by reference from the Annual Report into this Part B. The Fund's previous auditors audited the financial highlights of the Funds for the fiscal periods ending on or before October 31, 1996.

         Delaware Investments includes funds with a wide range of investment    ---------------------------------------------------
objectives. Stock funds, income funds, national and state-specific tax-exempt   DELAWARE GROUP ADVISER FUNDS, INC.
funds, money market funds, global and international funds and closed-end funds  ---------------------------------------------------
give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should  ---------------------------------------------------
contact their financial adviser or call Delaware Investments at 800-523- 1918   U.S. GROWTH FUND
and shareholders of the Institutional Classes should contact Delaware           OVERSEAS EQUITY FUND
Investments at 800-510-4015.                                                    NEW PACIFIC FUND
                                                                                ---------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

INVESTMENT SUB-ADVISERS
Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022

Delaware International Advisers Ltd.
Third Floor, 80 Cheapside
London, England  EC 2V 6EE

AIB Govett, Inc.
250 Montgomery Street, Suite 1200                                               PART B
San Francisco, CA 94104
                                                                                STATEMENT OF
NATIONAL DISTRIBUTOR                                                            ADDITIONAL INFORMATION
Delaware Distributors, L.P.
1818 Market Street                                                              ---------------------------------------------------
Philadelphia, PA 19103
                                                                                March 1, 1999
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square                                                                       DELAWARE
Philadelphia, PA 19103                                                                    INVESTMENTS
                                                                                          ===========
CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245